                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                   October 24, 1996
                  -------------------------------------------------
                  (Date of Report; Date of Earliest Event Reported)



                             The Learning Company, Inc.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


                                      Delaware
                   ----------------------------------------------
                   (State or other jurisdiction of incorporation)


                 0-13069                                  94-2562108
         ------------------------                    -------------------
         (Commission File Number)                     (I.R.S. Employer
                                                     Identification No.)


                  One Athenaeum Street
                Cambridge, Massachusetts                         02142
         ---------------------------------------------------------------
         (Address of Principal Executive Offices)             (Zip Code)



                                   (617) 494-5000
                ----------------------------------------------------
                (Registrant's Telephone Number, Including Area Code)



                          SoftKey International Inc.
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report.)



                                 Page 1 of 6 pages.
                          Exhibit Index appears on page 4.

                      INFORMATION TO BE INCLUDED IN THE REPORT


         ITEM 5.   OTHER EVENTS

              Effective October 24, 1996, SoftKey International Inc., a Delaware corporation, changed its name to The
         Learning Company, Inc. (the "Registrant").

                                     SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         Date:  October 24, 1996          THE LEARNING COMPANY, INC.



                                          By: /s/ Neal S. Winneg
                                             ---------------------------
                                             Neal S. Winneg
                                             Vice President and General
                                               Counsel

                                   Exhibit Index



         Exhibit
            No.                           Description
         -------                          -----------

           24.1                           Press Release, dated
                                          October 24, 1996, issued
                                          by the Registrant